SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 15, 2000

                          GRAND COURT LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-21249               22-3423087
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)        Identification Number)

250 North Military Trail, Suite 350, Boca Raton, Florida              33431
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (561) 997-0323

                                       n/a
             (Former name or address, if changed since last report)

      Item 5. Other Events

      On March 20, 2000, Grand Court Lifestyles, Inc.(the "Company") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey (the "Court") under Chapter 11 of the United States Bankruptcy Code.

      On June 15, 2000, the Company submitted its Monthly Operating Report for April, 2000 to the Court, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Exhibits

            99.1 Monthly Operating Report of the Company for April, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GRAND COURT LIFESTYLES, INC.


                      By: /s/ John Luciani
                              JOHN LUCIANI,
                              Chairman of the Board and Chief Executive Officer

Dated: June 20, 2000